UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2020
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
155 East 44th Street, Suite 900
New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INTL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
Item 7.01    Regulation FD Disclosure.
On May 26, 2020, the Company issued a press release announcing its intention to offer $350 million in aggregate principal amount of Senior Secured Notes due 2025 (the “Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons outside the United States pursuant to Regulation S under the Securities Act. The Company intends to deposit the gross proceeds of the offering into a segregated escrow account until the date that certain escrow release conditions are satisfied. Among other things, the escrow release conditions include the consummation of the closing of the merger of the Company’s wholly-owned subsidiary and GAIN Capital Holdings, Inc. (“GAIN”), with GAIN surviving as the Company’s wholly-owned subsidiary, pursuant to the Agreement and Plan of Merger dated as of February 26, 2020 (the “Merger”). Following the escrow release, the Notes will be guaranteed by the subsidiaries of the Company that guarantee the Company’s senior secured credit facility and by GAIN and certain of its domestic subsidiaries.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In connection with the Company’s offering of the Notes and the related guarantees, the Company is including in the preliminary offering memorandum relating to the offering Unaudited Pro Forma Condensed Combined Financial Information, as well as certain additional financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) or in accordance with applicable requirements and guidance of the Securities and Exchange Commission for presentation of pro forma financial information. This information, some of which has not been previously disclosed publicly by the Company, as derived from the preliminary offering memorandum relating to the offering, is furnished on Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Unless otherwise stated, the Unaudited Pro Forma Condensed Combined Financial Information furnished on Exhibit 99.2 is derived from the historical financial statements of the Company and GAIN, adjusted to give effect to the Merger and the issuance of the Notes. The pro forma adjustments are preliminary and have been made solely for informational purposes. The Unaudited Pro Forma Condensed Combined Financial Information is not intended to represent and does not purport to be indicative of what the Company’s financial condition or results of operations would have been had these transactions occurred at an earlier date. In addition, the Unaudited Pro Forma Condensed Combined Financial Information is not necessarily indicative of, and does not purport to project, the future financial condition or results of operations of the combined company. The actual financial condition and results of the combined company may differ significantly from those reflected in the Unaudited Pro Forma Condensed Combined Financial Information furnished on Exhibit 99.2.
The additional financial information furnished on Exhibit 99.3 includes EBITDA and Adjusted EBITDA, which are not required by, or presented in accordance with, U.S. GAAP, in each case on a pro forma basis giving effect to the Merger and the issuance of the Notes. The additional financial information furnished on Exhibit 99.3 also includes what the Company refers to as Pro Forma Adjusted EBITDA, which further adjusts Adjusted EBITDA on a pro forma basis to give effect to estimated synergies and cost savings. The Company presents these non-GAAP financial measures because they are used by management to evaluate the Company’s performance and the Company believes they provide investors with a more complete understanding of the Company’s financial performance, competitive position and prospects for the future. For a discussion of EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBITDA (including additional reasons the Company presents such measures), see Exhibit 99.3 under the heading “Non-GAAP Financial Measures.” Investors are cautioned to consider the qualifications and limitations set forth on Exhibit 99.3 with respect to the non-GAAP financial measures furnished thereon.
This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes, the related guarantees or any other security, nor shall there be any offer, solicitation or sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. Any offers of the Notes and the related guarantees will be made only by means of a private offering memorandum.
The offer and sale of the Notes and related guarantees have not been, and will not be, registered under the Securities Act, or the securities laws of any other jurisdiction, and the Notes and related guarantees may not be offered or sold in the United States absent registration or applicable exemptions from registration requirements.
The information furnished pursuant to Item 2.02 and Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release dated May 26, 2020 (furnished herewith).

99.2	Unaudited Pro Forma Condensed Combined Financial Information (furnished herewith).

99.3	Additional Financial Information (furnished herewith).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
May 26, 2020	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer